Exhibit 21

Subsidiaries of the Company

Entity Name	State of Formation
Dividend Capital Total Realty Operating Partnership LP	Delaware

DCTRT Greenwood Leasing LLC	Delaware

TRS NOIP Mezz Holdco LLC	Delaware

TRS NOIP Real Estate Holdco	Delaware

TRT NOIP Cottonwood - Miltipas GP LLC	Delaware

TRT NOIP Cottonwood - Miltipas LP	Delaware

TRT NOIP Rue Ferrari - San Jose GP LLC	Delaware

TRT NOIP Rue Ferrari - San Jose LP	Delaware

TRT NOIP Dublin GP LLC	Delaware

TRT NOIP Dublin LP	Delaware

TRT NOIP South Havana - Englewood LLC	Delaware

TRT NOIP Waterview - Dallas LP LLC	Delaware

TRT NOIP Waterview - Dallas GP LLC	Delaware

TRT NOIP Waterview - Dallas LP	Delaware

TRT NOIP GT Lease Holdco	Delaware

TRT NOIP Apache Trail - Terrell GP LLC	Delaware

TRT NOIP Apache Trail - Terrell LP	Delaware

TRT NOIP GT LLC	Delaware

TRT NOIP Salme Church - York LLC	Delaware

TRT NOIP King Mill - McDonough LLC	Delaware

TRT NOIP Business Center - Stockbridge LLC	Delaware

TRT NOIP Corporate Drive - DeKalb LLC	Delaware

TRS Interest Holdco I LLC	Delaware

TRT NOIP Creekside - Lockburne LLC	Delaware

TRT Lending LLC	Delaware

Greensboro Park 8180-8200, LLC	Delaware

TRT Lending Subsidiary I Holdco LLC	Delaware

TRT Lending Subsidiary I LLC	Delaware

TRT Acquisitions LLC	Delaware

Mibarev Development I, LLC	Georgia

DCTRT Bala Pointe GP LLC	Delaware

DCTRT Bala Pointe LP	Delaware

Div Cap Amerimar Bala Pointe 1 General Partnership	Delaware

Bala Pointe GP LLC	Delaware

Bala Pointe Owner LP	Delaware

Dividend Jay, LLC	Delaware

Westcore Jay Partners	Delaware

Westcore Jay, LLC	Delaware

Dividend Lundy, LLC	Delaware

Westcore Lundy Partners	Delaware

Westcore Lundy, LLC	Delaware

TRT 1303 Joyce Blvd LLC	Delaware

TRT Alliance JV I Diehl LLC	Delaware

TRT Alliance JV I GP	Delaware

TRT Alliance Diehl LLC	Delaware

TRT Alliance JV II Skokie LLC	Delaware

TRT Alliance JV II GP	Delaware

TRT Alliance Skokie LLC	Delaware

TRT-DDR Joint Venture I Owner LLC	Delaware

TRT DDR Venture 1 General Partnership	Delaware

TRT DDR Holdings I LLC	Delaware

TRT DDR Beaver Creek LLC	Delaware

Centerton Square LLC	Delaware

TRT DDR Mt. Nebo LLC	Delaware

TRT Heb Marketplace GP LLC	Delaware

TRT Heb Marketplace LP	Delaware

TRT New England Retail Floating Rate Holdco LLC	Delaware

TRT Hyannis LLC	Delaware

TRT Kingston LLC	Delaware

TRT Kingston II LLC	Delaware

TRT Sandwich LLC	Delaware

TRT Wareham LLC	Delaware

TRT Weymouth LLC	Delaware

TRT Hanover LLC	Delaware

TRT Braintree LLC	Delaware

TRT Cranston LLC	Delaware

TRT Harwich LLC	Delaware

TRT Whitman 475 Bedford LLC	Delaware

TRT Mansfield LLC	Delaware

TRT Abington LLC	Delaware

TRT Norwell LLC	Delaware

TRT New Bedford LLC	Delaware

TRT Orleans LLC	Delaware

TRT Springdale LLC	Delaware

TRT Saugus LLC	Delaware

TRT New England Retail WF Holdco LLC	Delaware

TRT Braintree II LLC	Delaware

TRT Weymouth II LLC	Delaware

TRT Brockton Westgate Plaza LLC	Delaware

TRT Brockton Eastway Plaza LLC	Delaware

TRT Cohasset LLC	Delaware

TRT Manomet LLC	Delaware

TRT Rockland 201 Market LLC	Delaware

TRT Holbrook LLC	Delaware

TRT Meriden LLC	Delaware

TRT North Hanover LLC	Delaware

TRT Rockland 360-372 Market LLC	Delaware

TRT Whitman 682 Bedford LLC	Delaware

TRT Shackleford West Boulevard LLC	Delaware

TRT Shiloh LLC	Delaware

Westcore Shiloh Partners	Delaware

Westcore Shiloh, LLC	Delaware

TRT-DCT 130 Greenwood LLC	Delaware

TRT Industrial Fund I, LLC	Delaware

TRT-DCT Industrial JV I General Partnership	Delaware

DCT Marine SC LLC	Delaware

TRT-DCT Commerce Circle LLC	Delaware

DCT Silver Springs LLC	Delaware

TRT-DCT Pencader LLC	Delaware

TRT-DCT Veterans Corporate Center LLC	Delaware

TRT-DCT Park West L1 LLC	Delaware

TRT-DCT Eagle Creek East LLC	Delaware

TRT-DCT Minnesota Valley III LLC	Delaware

DCT Opportunity Boulevard LLC	Delaware

TRT-DCT Park West Q LLC	Delaware

TRT-DCT Rickenbacker IV LLC	Delaware

TRT-DCT Eagle Creek West LLC	Delaware

TRT-DCT Hanson Way LLC	Delaware

DCT Southfield Holdings LLC	Delaware

DCT Southfield LLC	Delaware

TRT Industrial Fund II LLC	Delaware

TRT-DCT Industrial JV II General Partnership	Delaware

TRT-DCT 4155 Patriot Drive Tx Gp LLC	Delaware

TRT-DCT 4155 Patriot Drive Tx LP	Delaware

TRT-DCT 4255 Patriot Drive Tx Gp LLC	Delaware

TRT-DCT 4255 Patriot Drive Tx LP	Delaware

DCT 2401 Midpoint LLC	Delaware

TRT-DCT Creekside V LLC	Delaware

TRT-DCT Perry Road LLC	Delaware

TRT-DCT Westport Owner LLC	Delaware

TRT-DCT Westport LLC	Delaware

TRT Industrial Fund III LLC	Delaware

TRT-DCT Industrial JV III General Partnership	Delaware

TRT-DCT 6900 Riverport LLC	Delaware

TRT-DCT 7000 Riverport LLC	Delaware

TRT-DCT 7050 Riverport LLC	Delaware

TRT-DCT 7100 Riverport LLC	Delaware

TRT-DCT 7201 Intermodal LLC	Delaware

TRT-Westcore California Circle Owner LLC	Delaware

TRT-Westcore California Circle General Partnership	Delaware

TRT-Westcore California Circle LLC	Delaware

TRT-Westcore De Guigne Owner LLC	Delaware

Westcore TRT DeGuigne General Partnership	Delaware

Westcore TRT DeGuigne, LLC	Delaware

Westcore-TRT Fortune Concourse Owner LLC	Delaware

Westcore-TRT Fortune Concourse General Partnership	Delaware

Westcore-TRT Fortune Concourse LLC	Delaware

TRT Millennium Holdco LLC	Delaware

TRT Millennium LLC	Delaware

TRT Flying Cloud Drive LLC	Delaware

TRT 1300 Connecticut Avenue GP LLC	Delaware

TRT 1300 Connecticut Avenue LP Partner LLC	Delaware

TRT 1300 Connecticut Avenue Limited Partnership	Delaware

TRT 1300 Connecticut Avenue Owner LLC	Delaware

TRT 270 Center Holdings LLC	Delaware

TRT 270 Center Owner LLC	Delaware

TRT 1345 Philomena Street GP LLC	Delaware

TRT 1345 Philomena Street Limited Partnership	Delaware

TRT 1345 Philomena Street Owner LLC	Delaware

TRT 1100 Campus Road LLC	Delaware

TRT Preston Sherry LLC	Delaware

TRT Park Place LLC	Delaware

TRT NOIP Fixed Mezz Holdco LLC	Delaware

TRT NOIP Fixed Real Estate Holdco LLC	Delaware

TRT NOIP Fixed CA Holdco LLC	Delaware

TRT NOIP Corporate Center Drive - Newberry Park GP LLC	Delaware

TRT NOIP Corporate Center Drive - Newberry Park LP	Delaware

TRT NOIP Doolittle - Redondo Beach GP LLC	Delaware

TRT NOIP Doolittle - Redondo Beach LP	Delaware

TRT NOIP Sheila Commerce GP LLC	Delaware

TRT NOIP Sheila - Commerce LP	Delaware

TRT NOIP Maple - El Segundo GP LLC	Delaware

TRT NOIP Maple El Segundo LP	Delaware

TRT NOIP Connection - Irving LP LLC	Delaware

TRT NOIP Connection - Irving GP LLC	Delaware

TRT NOIP Connection - Irving LP	Delaware

TRT NOIP Glenville - Richardson LP LLC	Delaware

TRT NOIP Glenville - Richardson GP LLC	Delaware

TRT NOIP Glenville - Richardson LP	Delaware

TRT NOIP Sylvan Way - Parsippany LLC	Delaware

TRT NOIP Columbia - Richfield LLC	Delaware

TRT NOIP SW 80 - Plantation LLC	Delaware

TRT NOIP Corporate Drive - Dixon LLC	Delaware

TRT NOIP Columbia - Campbellsville LLC	Delaware

TRT NOIP Sunset Hills - Reston LLC	Delaware

iStar CTL Sunset Hills - Reston LLC	Delaware

TRT NOIP CEVA Lease Holdco LLC	Delaware

TRT NOIP Eagle GP LLC	Delaware

TRT NOIP Eagle LP	Delaware

TRT NOIP East 28 - Aurora LLC	Delaware

TRT NOIP Floating Mezz Holdco LLC	Delaware

TRT NOIP Floating Real Estate Holdco LLC	Delaware

TRT NOIP Floating CA LP Holdco LLC	Delaware

TRT NOIP Shadelands - Walnut Creek GP LLC	Delaware

TRT NOIP Shadelands - Walnut Creek LP	Delaware

TRT NOIP Charleston - Mountain View GP LLC	Delaware

TRT NOIP Charleston - Mountain View LP	Delaware

TRT NOIP North Fairway Drive - Vernon Hills LLC	Delaware

TRT NOIP Inverness - Englewood LLC	Delaware

TRT NOIP Crown Colony - Quincy LLC	Delaware

TRT NOIP Colshire McLean LLC	Delaware

TRT NOIP Colshire McLean GP LLC	Delaware

iStar NG LP	Delaware

TRT Harborside LLC	Delaware

American Financial Exchange L.L.C.	New Jersey

Plaza X Realty L.L.C.	New Jersey

Plaza X Urban Renewal Associates L.L.C.	New Jersey

Plaza X Leasing Associates L.L.C	New Jersey

DCX Greenwood DST	Delaware

CB Square Leasing LLC	Delaware

DCTRT Lease Management LLC	Delaware

DCTRT Greenwood Lease Management LLC	Delaware

TRT-Sovereign RC Fund 2 Owner LLC	Delaware

TRT-Sovereign RC Joint Venture II General Partnership	Delaware

TRT-Sovereign RC Holdco II LLC	Delaware

TRT-Sovereign RC Holdco 1245 Olentangy River Road Grandview LLC	Delaware

TRT-Sovereign RC Holdco 3633 Veterans Boulevard Metairire LLC	Delaware

TRT-Sovereign RC Holdco 6700 Tamiami Trail Sarasota LLC	Delaware

TRT-Sovereign RC Fund 1 Owner LLC	Delaware

TRT-Sovereign RC Joint Venture I General Partnership	Delaware

TRT-Sovereingn RC Holdco I LLC	Delaware

TRT - Sovereign RC Holdco 74-70 Highway 111 Palm Desert LLC	Delaware

TRT-Sovereign RC Holdco 661 US Highway 1 North N Palm Beach LLC	Delaware

Shackleford West Leasing LLC	Delaware

DCX Kingston Leasing LLC	Delaware

DCX Sandwich Leasing LLC	Delaware

Dividend Capital DST Flying Cloud Drive Property Management LLC	Colorado

DCX Flying Cloud Drive DST	Delaware

DCTRT REPO Holdco LLC	Delaware

TRT 625 Liberty Avenue JV LLC	Delaware

TRT/FAC Liberty Avenue Investors	Delaware

Liberty Avenue Partners	Delaware

BRE/Liberty Avenue Mezzanine LLC	Delaware

Liberty Avenue Holdings LLC	Delaware

TRT Master Retail Holdco LLC	Delaware